Coda Octopus Group, Inc.

World Leader in Sound Underwater Technology

Corporate Presentation

July 2017

Forward-Looking Statements

This presentation contains forward-looking statements concerning Coda Octopus Group, Inc. within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Those forward-looking statements include, without limitation, statements regarding the Company's expectations for the growth of the Company's operations and revenue. Such statements are subject to certain risks and uncertainties, and actual circumstances, events or results may differ materially from those projected in such forward-looking statements. Factors that could cause or contribute to differences include, but are not limited to, customer demand for our products and market prices; the outcome of our ongoing research and developments efforts relating to our products including our patented real time 3D solutions; our ability to develop the sales force required to achieve our development and other examples of forward looking statement set forth in our registration statement on Form 10 filed with the Securities and Exchange Commission on March 29, 2017. Coda Octopus Group, Inc. does not undertake, and specifically disclaims any obligation to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

NASDAQ: CODA	As of July 18, 2017
Market Cap	$41.87 MM
Shares Outstanding	9.12 MM
Public Float	2.89 MM
% Officers & Directors	0.89%

Overview

- World's only Real Time 3D sonar technology: seeing and measuring in real time in zero visibility conditions underwate
- Established business with strong pedigree in subsea products and defense engineering, with near-term catalysts for additional growth:
  - **Products Business**
    - **Market leader in real-time 3D** imaging sonar technology for multiple subsea applications
    - **Growth Catalyst:** Next Generation R&D Technology Program, seeking to standardize proprietary real-time 3D imaging sonars in different form factors across existing and new markets
  - **Engineering Businesses**
    - **Long-established relationships with U.S. and UK Defense Primes**, such as Raytheon, Northrop and BAE, with a number of proprietary parts for significant programs such as Phalanx® CIWS, yielding recurring and growing revenues
    - **Growth Catalyst**: New Generation of Thermite® product line of rugged embedded computers which bring new standard of field mobility for man-worn, robotic and manned/unmanned vehicle defense applications
- Strong culture of IP ownership in products segment and sole supplier status by engineering segment

CodaOctopus:3D
Real-Time Sonar Solutions

Marine Technology Business


Product Design and
Manufacturing


24/7 Support and
3D Field Experts


Research Development
and Innovation


Software Application and
Custom Development

What Sets Coda Apart: Real-time 3D Sonar

Seeing & Measuring in Real Time in Zero Visibility Conditions Underwater

New Echoscope® XD Echoscope®



Dimension® Echoscope® C500

Echoscope®

3D Product Line



See 3D Image Gallery at www.codaoctopusgroup.com/image-gallery

3D Product Family
What is the Key USP?

Echoscope®
Echoscope® XD
Echoscope® C500
Dimension®

Single sensor, multi-application, for vision, mapping and measurement



3D Camera Mode – unique



3D Complex Mapping – no post-processing

See 3D Image Gallery at www.codaoctopusgroup.com/image-gallery

3D Product Line

Competing Technology is No Comparison



Echoscope® Real-Time 3D Imaging **AND** Real-Time Mapping – see the shadows disappear
Client deliverables completed instantaneously.

OR



3D Multibeam

Produces static map after hours or days of processing

NO Real-Time Image



2D Imaging

Produces 2D real-time image with no depths

NO Mapping

See 3D Image Gallery at www.codaoctopusgroup.com/image-gallery

3D Product Line

The Challenging Zero-Visibility Environment In Which We Work


H:193.4°G
SubSea D:214.7ft

Comparison of an ROV camera, left, and Echoscope®, right, approaching a well head in the Gulf of Mexico. Color = depth

See 3D Image Gallery at www.codaoctopusgroup.com/image-gallery

Strong Culture of IP & Total Product Package

- Patents cover the spectrum of software and hardware capabilities of Coda Octopus Group's unique real-time 3D technology
- Proprietary hardware and software are the complete system; components do not function independently
- Further de-risked by trade-secret optimization techniques

USPTO No.	Patent Title
6,438,071	Method for producing a 3D image
6,532,192	Subsea positioning system and apparatus
7,466,628	Method of constructing mathematical representations of objects from reflected sonar signals
7,489,592	Patch test for 3D sonar data
7,898,902	Method of representation of sonar images
8,059,486	Method of rendering volume representation of sonar images
8,854,920	Volume rendering of 3D sonar data
9,019,795	Method of object tracking using sonar imaging


HARDWARE
Real-time 3D Sonar
Motion IMU
External Sensors
8 GB Per Second
Patented Algorithm
SOFTWARE
Moving Images, Mosaiced Images
Moving 3D Models, Moving 3D Images
Tracked Objects, Domain Specific, Market Directed
3D Image
SOFTWARE
Patented Rendering
Patented Volume Rendering
Patented Tracking, Simplification
Integration

Value Drivers

- First mover in innovating and commercializing real-time 3D sonar technology for the subsea market
- No other commercially available real-time 3D Sonar in the market
- Technically adept Group with strong brand as market leaders in real time visualization subsea
- Fourth Generation (4G) of this technology in development. 4G presents opportunity to disrupt legacy multibeam technology in the market and standardize Coda's technology in multiple markets and applications
- Tracking significant development funding for further research and development for navy and diving applications
- Strong and growing global customer base and expanding market applications, including precious gem mining and offshore renewables
- Strong Patents and Intellectual Property Rights Portfolio
- Diversified Group, with two standalone profitable engineering companies which have recurring streams of revenues through supplying proprietary parts into a number of funded U.S. Defense programs and UK Defense Programs

Products Business – Customers

Coda Octopus Products

End-user Customers:
- Shell
- BP
- Chevron
- Exxon Mobil
- NPCC

Service Providers:
- Technip
- Oceaneering
- Fugro
- Van Oord
- Boskalis
- Utec
- Jan de Nul

Others:
- De Beers (Mining)
- Penta Ocean
- Toya Corporation
- Toa Corporation
- Deep Ocean

Military & Defense:
- 30 US Ports & Law Enforcement Bodies
  - FBI and sheriff offices
- US Navy
- US Coast Guard
- South Korean Navy
- Lockheed Martin - Marlin AUV

Key Markets – Products Business

Marine and Port Construction, Renewables, Defense, Security and Law Enforcement, Research, Educational Institutions and Oil & Gas

Dive Inspection Support



Breakwater Construction



Channel Route Clearance



Complex Survey and Inspection



Subsea Intervention



Completions & Tie Back





Critical Asset Inspection



Recovery & Salvage



Dredging & Rock Dumping



AUV & ROV Inspection



Cable Survey and Installation



Placement & Landing

Coda Technology – Delivering Significant Performance Gains

Sample Echoscope® Project ROI Snapshots:

Van Oord Port Construction Project
Placement of some 24,000 CORE-LEC armour units
Record production rates of up to 200 blocks placed per day
Cost Saving: **Priceless**
Duration: **1 – 2 years**

ZADCO Sleeper Placement
Was: 4 sleepers placed in 12 hrs.
Now: 76 sleepers in 24-hour shifts
Productivity: **> 3,000%**
Cost Saving: **> $3 million**
Duration: **3 - 6 months**

DEME Rock Dumping
Zero visibility and accurate placement required
Productivity: **> 100%**
Cost Saving: **> $1m**
Duration: **6 days**

UTEC Oilfield Development
Zero visibility conditions for asset placement and pipe lay
Productivity: **> 100%**
Cost Saving: **priceless**
Duration: **3 months**

Technip / Shell
Echoscope used in zero visibility saving significant NPT
Productivity: **> 100%**
Cost Saving: **> $2 million**
Duration: **6 months**

- ✓ Improved process with faster deliverables to client
- ✓ Reduced project costs including Non-Productive Time
- ✓ Complete end-to-end workflow to capture, measure and document
- ✓ Increased safety and awareness
- ✓ Improved Quality Control
- ✓ Simplified subsea tasks
- ✓ Deskilling a number of tasks

COLMEK
A Coda Octopus Company

Coda Octopus Colmek
Engineering Business



Customized Rugged Solutions
Software Engineering
Mission Critical Integrated Systems
Complete Product Lifecycle Development
Mechanical Engineering
Advanced Signal Processing
Electronic Design
Obsolesence Management of Legacy Defense Products

Colmek: Engineering Business

- Established Engineering Business supplying to U.S. Defense Prime Contractors for over 40 years
- Supply of proprietary parts into funded programs for over 30 years
- Recurring Revenues from long standing programs
- Growing number of proprietary parts in the last 4 years
- Two additional key products acquired in 2014: Thermite® and Sentiris®

Colmek - A Coda Octopus Company
Sub-contractor to U.S. DoD


Phalanx® Close-in Weapon System (CIWS)


UAV/AQS-24 –
Mine Hunting System


AN/AQS-24 –
Mine Hunting System


SeaRAM

Thermite®



Colmek Selected Customers

NORTHROP GRUMMAN

Raytheon

ORBCOMM

BOEING

LOCKHEED MARTIN

DEPARTMENT OF THE NAVY · UNITED STATES OF AMERICA

U.S. ARMY

U.S. AIR FORCE

UNITED STATES COAST GUARD · 1790

GENERAL DYNAMICS

TEXTRON

NORTH AMERICAN COAL CORPORATION

sierra nevada

Endeavor ROBOTICS™

Endeavor Robotics

Martech
a Coda Octopus company

Coda Octopus Martech
Engineering Business


Product Design and Manufacturing
Software Engineering
Subsea and Harsh Environment Design
Complete Product Lifecycle Development
Mechanical Engineering
Test, Instrumentation and Control
Electronic Design
Obsolesence Management of Legacy Defense Products

Martech - A Coda Octopus Company
Global Defense and Marine Products

- Same model as Colmek
- Situated Portland, Dorset, UK
- Defense Customers
- Marine Business products
- Increasing customer base

BAE SYSTEMS
THALES
SIEMENS
Honeywell
ATLAS ELEKTRONIK
babcock
GKN
GRUNDFOS
AMSAFE

Catalysts for Growth

- Development of the Next Generation of Coda's real-time 3D sonar products
  - Smaller, lighter, additional capabilities and more competitively priced
  - Paves the way for more market share of the subsea sonar market
  - Significant opportunity for new – smaller and lighter real-time 3D sonar – products for navy and additional defense applications, and for AUV and ROV applications
- Technically Refreshed Thermite® Product Line provides opportunity to re-engage significant customer base
- Increasing number of funded Defense Programs to which Coda is supplying Proprietary Parts

Management

Annmarie Gayle, LL.B, LLM – Chief Executive Officer and Chairman – Denmark

Ms. Gayle has been the Group CEO and a Director since 2011, and was appointed Chairman of the Board in March 2017. Ms. Gayle assisted with the restructuring of the Company, 2009-2010, and served as Senior Vice President of Coda's Legal Affairs, 2006-2007. Ms. Gayle's career includes working for a major London law practice, the United Nations, and the European Union. She has a strong background in restructuring, with more than 12 years serving as lead adviser to multiple transitional administrations on privatizing banks and reforming state-owned assets, including banking, infrastructure, mining and telecommunications, in various Central and Eastern European Countries (CEECs). She has also directed a number of large European Union funded projects. Ms. Gayle qualified to practice as a solicitor in 1993 and holds a Law degree gained at the University of London and a Masters of Law degree from Cambridge University. She is qualified to practice as a solicitor in England and Wales.

Blair Cunningham – President of Technology; Chief Executive Officer of Coda Octopus Products, Inc. – U.S.

Mr. Cunningham joined Coda in 2004 and assumed his current role as Group President of Technology in 2012. Previously he served as the Group's CTO. Mr. Cunningham received an HND in Computer Science from Moray College of Further Education, Elgin, Scotland.

Michael Midgley – Acting Chief Financial Officer; Chief Executive Officer of Coda Octopus Colmek, Inc. – U.S.

Mr. Midgley has served as the Group's acting CFO since 2013, and been CEO of Colmek since 2010. He joined Colmek in 2008. Mr. Midgley is a Certified Public Accountant and previously had his own accounting practice as well as worked for U.S. regional accounting firms, specializing in SEC and Tax practice areas. Mr. Midgley attended the University of Utah.

Board of Directors

Annmarie Gayle – Chairman of the Board and Chief Executive Officer – Denmark

Ms. Gayle was appointed Chairman of the Board in March 2017, and previously served as a Director since 2011. Additionally Ms. Gayle has been the Group CEO since 2011; assisted with the restructuring of the Company, 2009-2010, and served as SVP of Coda's Legal Affairs, 2006-2007. Ms. Gayle's career includes working for a major London law practice, the United Nations, and the European Union. She has a strong background in restructuring, with more than 12 years serving as lead adviser to multiple transitional administrations on privatizing banks and reforming state-owned assets, including banking, infrastructure, mining and telecommunications, in various Central and Eastern European Countries (CEECs). She has also directed a number of large European Union funded projects. Ms. Gayle, qualified to practice as a solicitor in 1993, holds a Law degree gained at the University of London and a Masters of Law degree from Cambridge University. She is qualified to practice as a solicitor in England and Wales.

Chuck (Francis) Rogers – Director – U.S.

Mr. Rogers has been a member of Coda's Board of Directors since July 2016. Since 2014, he has been affiliated with Score and KMDR, LLC, a California-based financial and business consultancy firm. Mr. Rogers was President and CEO of three diverse businesses, 1998-2014, including the ASC Group, Inc., an electronics systems integrator serving the defense and aerospace market worldwide. He holds a B.S. in Ceramic Engineering from Alfred University and an M.A. in Economics and Finance from St. Mary's University. Mr. Rogers serves as the Chair of the Board's Nominating Committee and as a member of its Audit Committee.

Michael Hamilton – Director – U.S.

Mr. Hamilton served as Coda's Chairman of the Board, June 2010-March 2017, and continues to serve as a Director. Since 2014, Mr. Hamilton has provided accounting and valuation services for a varied list of clients. His career includes serving as Senior Vice President of Powerlink Transmission Company, 2011-2014, and audit partner at PriceWaterhouseCoopers, 1988-2003. He holds a B.S. in Accounting from St. Frances College and is a Certified Public Accountant and is accredited in business valuation. Mr. Hamilton serves as the Chair of both the Board's Audit Committee and Compensation and Governance Committee, and as a member of its Nominating Committee.

Board of Directors

Mary M. Losty – Director – U.S.

Ms. Losty has been a member of Coda's Board of Directors since July 2017. Ms. Losty is a private investor in both U.S. equities and real estate. Her career includes serving as a Partner at Cornwall Asset Management LLC, a U.S. portfolio management firm, where she was responsible for the firm's investment in numerous small- to medium-cap emerging growth companies, 1998 -2010. She was portfolio manager at Duggan & Associates, 1992 -1998, and an equity research analyst at Kimelman & Company, 1990-1992. Previously, she worked at Morgan Stanley & Co. and was the top aide to James R. Schlesinger, a five-time U.S. cabinet secretary. Former Board director positions include Procera Networks, Inc., 2007-2015, and Blue Earth, Inc., formerly Genesis Fluid Solutions Holdings, 2009-2011. Ms. Losty received her J.D. from Georgetown University Law Center and her B.S. from Georgetown University's School of Foreign Service. Ms. Losty serves on the Board's Audit and Nominating Committees.

Nina N. Hoque – Director – UK

Ms. Hoque has been a member of Coda's Board of Directors since June 2017. Ms. Hoque has served as a finance and corporate lawyer for 26 years. Her background includes significant corporate and commercial legal transactions, including major transportation infrastructure projects globally. She founded Hoque Consulting, a London-based firm that provides legal counseling for financial institutions and commercial enterprises, in 2009. Ms. Hoque holds an LL.M. from Georgetown University Law Centre and an LL.B. from Osgoode Hall Law School, York University, in North York, Ontario. Ms. Hoque serves as a member of the Board's Audit Committee.

Per Wimmer – Director – Denmark

Mr. Wimmer has served as a Director since May 2017. With a career background in investment finance, Mr. Wimmer currently heads Wimmer Financial LLP, a London-based merchant bank/corporate advisory firm which he founded in 2007, specializing in natural resources (mining, oil and gas, and green energy), real estate, infrastructure, aviation, shipping and project debt financing. He also heads Wimmer Family Office, a family office investment firm. Mr. Wimmer holds a Master of Public Administration and the Don K. Price Award from Harvard University with emphasis on business, finance and international relations. He also holds a Master of Laws degree from University of London and B.A./M.A. degrees in law from University of Copenhagen. Mr. Wimmer serves as a member of the Board's Nominating Committee.

Operations



Coda Octopus Products Ltd
Edinburgh, Scotland (UK)
35
Coda Octopus R&D AS
Bergen (Norway)
3
Coda Octopus Colmek Inc.
Salt Lake City, UT (USA)
40
Coda Octopus Martech Ltd.
Portland, Dorset (UK)
35
Coda Octopus Group Inc.
& Coda Octopus Products Inc.
Orlando, FL (USA)
4
Coda Octopus Products Pty Ltd.
Perth (Australia)
1
Marine Technology
43
Engineering
75

Contact Information

Coda Octopus Group, Inc.

World Leader in Sound Underwater Technology

NASDAQ: CODA

www.codaoctopusgroup.com

Investor Relations: MDC GROUP
Contact: David Castaneda
(414) 351-9758 | IR@codaoctopus.com